UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

Morgan Stanley Turkish Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1 - Report to Shareholders

The Turkish Investment Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

MSITFSAN
IU11-01241P-Y04/11

INVESTMENT MANAGEMENT

The Turkish Investment Fund, Inc. (TKF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2011

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2011, the Turkish Investment Fund, Inc. (the "Fund") had total returns of -1.17%, based on net asset value, and -3.18% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"), which returned -8.77%. On April 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $17.69, representing a 9.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month period ending April 30, 2011, the Turkish market was down -8.77% (in U.S. dollar terms) as measured by the Index, underperforming the MSCI Emerging Markets Index.

•  Although Turkey led performance within the Europe, Middle East and Africa (EMEA) region for most of 2010, the country more recently has underperformed, with Egypt being the only country in the region to perform worse during the six-month period.

•  While past reforms in the banking system and significant interest rate cuts helped Turkey perform well in the global economic slowdown, the market is now focused on the development of monetary policy as the central bank looks to curb inflation.

•  Relative to the Index, stock selection and sector allocation contributed to the Fund's performance.

•  Performance was driven by our continued belief in the growing Turkish consumer, with the Fund's overweight to consumer discretionary being the largest contributor to performance relative to the Index. An overweight to consumer staples was also a top contributor during the period.

•  The Fund's underweight to the industrials sector was the largest detractor relative to the Index. An off-benchmark position in the utilities sector also dampened relative performance.

Management Strategies

•  For the remainder of 2011, we continue to believe Turkey is likely to benefit from higher growth and improving consumption patterns. However, with commodity prices continuing to fuel inflation, we have responded with some tactical defensive positioning. Overall, we have a medium- to long-term positive view toward Turkey but are more cautious in the short term.

•  The domestic economy remains strong with consensus gross domestic product (GDP) forecasts in the range of 4% to 5% for 2011, driven by historically low interest rates and pent-up demand. The market remains focused on developments in monetary policy as the central bank is seeking to curb inflation and address the growing current account deficit with unorthodox measures such as sharply raising reserve requirements and cutting short-term interest rates. In anticipation of further tightening, the stock

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

market has underperformed since late-2010 and market sentiment was generally negative at the period end. In our view, further inflationary pressure remains if we see the economy overheating and if the strong run of commodity prices continues.

•  While we are cautious about the short-term headwinds for Turkey given its fast-paced credit environment and rising inflationary pressures, we do see positive catalysts for the medium term, such as a possible rating upgrade and/or a potential decline in the price of oil, which could lead this market to outperform.

Sincerely,

Arthur Lev
President and Principal Executive Officer  May 2011

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (95.4%)
Automobiles (6.8%)
Ford Otomotiv Sanayi AS	333,039	$3,383
Tofas Turk Otomobil Fabrikasi AS	1,143,931	6,573
		9,956
Beverages (17.5%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	896,539	13,793
Coca-Cola Icecek AS	793,497	11,947
		25,740
Commercial Banks (27.1%)
Asya Katilim Bankasi AS	1,745,971	3,455
Turkiye Garanti Bankasi AS	3,550,409	18,394
Turkiye Halk Bankasi AS	670,499	5,797
Turkiye Vakiflar Bankasi Tao, Class D	2,131,128	5,661
Yapi ve Kredi Bankasi AS (a)	2,064,400	6,501
		39,808
Construction Materials (9.5%)
Adana Cimento Sanayii TAS A Shares	1,026,700	3,848
Akcansa Cimento AS	1,379,559	7,129
Mardin Cimento Sanayii ve Ticaret AS	265,501	1,403
Unye Cimento Sanayii ve Ticaret AS	477,921	1,555
		13,935
Diversified Financial Services (3.9%)
Haci Omer Sabanci Holding AS	1,057,570	5,660
Diversified Telecommunication Services (8.4%)
Turk Telekomunikasyon AS	2,377,196	12,378
Household Durables (5.3%)
Arcelik AS	743,483	4,223
Turkiye Sise ve Cam Fabrikalari AS (a)	1,468,735	3,612
		7,835
Oil, Gas & Consumable Fuels (9.6%)
Tupras Turkiye Petrol Rafinerileri AS	434,279	14,105
Transportation Infrastructure (3.6%)
TAV Havalimanlari Holding AS (a)	1,049,867	5,301

	Shares	Value (000)
Wireless Telecommunication Services (3.7%)
Turkcell Iletisim Hizmetleri AS	883,871	$5,218
Turkcell Iletisim Hizmetleri AS ADR	17,000	252
		5,470
TOTAL COMMON STOCKS (Cost $80,357)		140,188
SHORT-TERM INVESTMENT (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $6,533)	6,532,716	6,533
TOTAL INVESTMENTS (99.8%) (Cost $86,890)		146,721
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		329
NET ASSETS (100.0%)		$147,050

(a)  Non-income producing security.

ADR —  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of April 30, 2011. (See Notes A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$9,956	$—	$—	$9,956
Beverages	25,740	—	—	25,740
Commercial Banks	39,808	—	—	39,808
Construction Materials	13,935	—	—	13,935
Diversified Financial Services	5,660	—	—	5,660
Diversified Telecommuni- cation Services	12,378	—	—	12,378
Household Durables	7,835	—	—	7,835
Oil, Gas & Consumable Fuels	14,105	—	—	14,105
Transportation Infrastructure	5,301	—	—	5,301
Wireless Telecommuni- cation Services	5,470	—	—	5,470
Total Common Stocks	140,188	—	—	140,188
Short-Term Investment —
Investment Company	6,533	—	—	6,533
Total Assets	$146,721	$—	$—	$146,721

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2011, the Fund did not have any significant investments transfer between valuation levels.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	27.1%
Beverages	17.6
Other*	15.7
Oil, Gas & Consumable Fuels	9.6
Construction Materials	9.5
Diversified Telecommunication Services	8.4
Automobiles	6.8
Household Durables	5.3
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011

Financial Statements

Statement of Assets and Liabilities	April 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $80,357)	$140,188
Investment in Security of Affiliated Issuer, at Value (Cost $6,533)	6,533
Total Investments in Securities, at Value (Cost $86,890)	146,721
Foreign Currency, at Value (Cost $170)	170
Cash	—	@
Receivable for Investments Sold	293
Receivable from Affiliate	1
Other Assets	23
Total Assets	147,208
Liabilities:
Payable for Investment Advisory Fees	88
Payable for Professional Fees	28
Payable for Custodian Fees	14
Payable for Administration Fees	5
Payable for Directors' Fees and Expenses	2
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	20
Total Liabilities	158
Net Assets
Applicable to 7,492,118 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$147,050
Net Asset Value Per Share	$19.63
Net Assets Consist of:
Common Stock	$75
Paid-in-Capital	92,934
Undistributed Net Investment Income	1,129
Accumulated Net Realized Loss	(6,920)
Unrealized Appreciation (Depreciation) on:
Investments	59,831
Foreign Currency Translations	1
Net Assets	$147,050

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2011 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $300 of Foreign Taxes Withheld)	$1,787
Dividends from Security of Affiliated Issuer	5
Total Investment Income	1,792
Expenses:
Investment Advisory Fees (Note B)	522
Administration Fees (Note C)	66
Custodian Fees (Note D)	57
Professional Fees	32
Stockholder Reporting Expenses	11
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	2
Other Expenses	15
Total Expenses	708
Waiver of Administration Fees (Note C)	(38)
Rebate from Morgan Stanley Affiliate (Note F)	(3)
Net Expenses	667
Net Investment Income	1,125
Realized Gain (Loss):
Investments Sold	4,992
Foreign Currency Translations	33
Net Realized Gain	5,025
Change in Unrealized Appreciation (Depreciation):
Investments	(8,148)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(8,148)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(3,123)
Net Decrease in Net Assets Resulting from Operations	$(1,998)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2011 (unaudited) (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,125	$1,526
Net Realized Gain	5,025	11,639
Net Change in Unrealized Appreciation (Depreciation)	(8,148)	40,625
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,998)	53,790
Distributions from and/or in Excess of:
Net Investment Income	(1,480)	(995)
Total Distributions	(1,480)	(995)
Total Increase (Decrease)	(3,478)	52,795
Net Assets:
Beginning of Period	150,528	97,733
End of Period (Including Undistributed Net Investment Income of $1,129 and $1,484)	$147,050	$150,528

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Month Ended April 30,		Year Ended October 31,
	2011 (unaudited)		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$20.09		$13.04	$7.43		$24.01	$18.86		$16.89
Net Investment Income†	0.15		0.20	0.13		0.13	0.12		0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		6.98	5.48		(13.77)	9.30		3.50
Total from Investment Operations	(0.26)		7.18	5.61		(13.64)	9.42		3.66
Distributions from and/or in excess of:
Net Investment Income	(0.20)		(0.13)	—		(0.31)	(0.23)		(0.40)
Net Realized Gain	—		—	—		(2.63)	(4.04)		(1.03)
Total Distributions	(0.20)		(0.13)	—		(2.94)	(4.27)		(1.43)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	—		—	(0.00	)‡	(0.26)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.00	‡	0.00 ‡	—		—
Net Asset Value, End of Period	$19.63		$20.09	$13.04		$7.43	$24.01		$18.86
Per Share Market Value, End of Period	$17.69		$18.48	$12.00		$6.20	$21.11		$17.96
TOTAL INVESTMENT RETURN:
Market Value	(3.18	)%#	55.46%	93.55%		(66.09)%	51.24%		2.48%
Net Asset Value(1)	(1.17	)%#	55.52%	75.98%		(64.37)%	63.80%		18.13%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$147,050		$150,528	$97,733		$55,719	$180,039		$139,439
Ratio of Expenses to Average Net Assets(2)	0.98	%*+	1.09%+	1.38	%+	1.12%+	1.08	%+	1.17%
Ratio of Net Investment Income to Average Net Assets(2)	1.65	%*+	1.31%+	1.49	%+	0.85%+	0.67	%+	0.83%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	8	%#	28%	56%		38%	65%		81%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.04	%*	1.12%	1.40	%+	1.16%+	1.12	%+	1.21%
Ratio of Net Investment Income to Average Net Assets	1.59	%*	1.28%	1.47	%+	0.81%+	0.63	%+	0.80%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

#  Not annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements

The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Turkish corporations, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from such securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the Portfolios of Investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of the average weekly net assets, 0.75% of the Fund's next $50 million of the average weekly net assets and 0.55% of the Fund's average weekly net assets in excess of $100 million.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended April 30, 2011, approximately $38,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended October 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$995	$—	$—	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at October 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(47)	$47	$—

At October 31, 2010, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,480	$—

At April 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $86,890,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $59,831,000 of which $60,922,000 related to appreciated securities and $1,091,000 related to depreciated securities.

At October 31, 2010, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $11,020,000 to offset against future capital gains which will expire on October 31, 2017.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

During the year ended October 31, 2010, the Fund had utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $10,776,000. The Turkish Ministry of Finance issued tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the tax law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, are subject to the tax law which imposes a withholding tax of 15% and up to 15% respectively. The Fund currently is not subject to capital gains tax derived from securities trading in Turkish market.

F.  Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2011, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2011 (000)
$5,509	$11,043	$10,019	$5	$6,533

During the six months ended April 30, 2011, the Fund made purchases and sales totaling approximately $10,661,000 and $12,453,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2011.

During the six months ended April 30, 2011, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliated broker/dealer.

G.  Other: On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. Since the inception of the program, the Fund has repurchased 1,448,177 of its shares at an average discount of 17.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Pursuant to the Fund's investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund's benchmark Index. During the period, Commercial Banks represented over 25 percent of the Index and the Fund increased its investment in Commercial

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

Banks to over 25 percent, which subsequently increased due to market appreciation. The commercial banking business can be affected by general business, economic and market conditions, including, but not limited, to short-term and long-term interest rates, inflation, deflation, money supply, fluctuations in both debt and equity capital markets and the strength of the U.S. and foreign economies. Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge and the amount of capital that they must maintain. Changes to regulations, including changes in interpretation or implementation of statutes, regulations or policies can have a substantial and unpredictable effect on commercial banks. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry. For example, an economic downturn that suddenly decreased property values, caused an increase in unemployment, or other events that negatively impact household and/or corporate customers could decrease ability to pay interest or principal on loans or cause a decrease in the demand for commercial banking products and services. Commercial banks also have been and may in the future be affected by increased competition, which could adversely affect the asset growth, profitability and/or viability of commercial banks.

H.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in January 2006. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1997.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ''cookies.'' ''Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies-such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday-Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Turkish Investment Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Turkish Investment Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 21, 2011